Supplement dated January 11, 2007

to the Prospectuses for John Hancock Trust

Dated April 28, 2006

(76 fund prospectus) (43 fund prospectus)

All Cap Core Trust

Dynamic Growth Trust

Global Real Estate Trust

Real Estate Securities Trust

Lifestyle Aggressive Trust

Lifestyle Balanced Trust

Lifestyle Conservative Trust

Lifestyle Growth Trust

Lifestyle Moderate Trust

On December 31, 2006, Deutsche Investment Management Americas, Inc. (“DIMA”) became the subadviser to the All Cap Core Trust, Dynamic Growth Trust, Global Real Estate Trust and the Real Estate Securities Trust and the sub-subadviser to each of the Lifestyle Trusts when DIMA’s affiliate, Deutsche Asset Management, Inc. (“DeAM”), transferred all of its rights and obligations under its subadvisory agreement with John Hancock Investment Management Services, LLC and its sub-subadvisory agreement with MFC Global Investment Management (U.S.A.) Limited to DIMA (the “Transfer”). The Transfer did not result in any change in the nature, quality or level of services previously provided by DeAM and the same DeAM personnel who managed the trusts before the Transfer continue to manage these trusts after the Transfer. The Transfer did not result in any change in the subadvisory fees or sub-subadvisory fees for any of the trusts. DeAM and DIMA are each indirect, wholly owned subsidiaries of Deutsche Bank AG. In their view, the Transfer did not constitute an assignment of the subadvisory agreement or the sub-subadvisory agreement and did not result in a termination of those agreements for purposes of the Investment Company Act of 1940, as amended.

Small Cap Opportunities Trust

On December 29, 2006, the management team of Munder Capital Management (“Munder”), the subadviser to the Small Cap Opportunities Trust (the “Trust”), together with Crestview Capital Partners, L.P. and Grail Partners LLC, acquired Comerica Incorporated’s controlling interest in Munder (the “Transaction”). The Transaction resulted in the assignment and automatic termination of the subadvisory agreement (the “Old Munder Subadvisory Agreement”) between Munder and John Hancock Investment Management Services, LLC (the “Adviser”). At a meeting of the Board of Trustees of the Trust (the “Board”) held on September 29, 2006, the Board approved a new subadvisory agreement (the “New Munder Subadvisory Agreement”) between Munder and the Adviser that became effective upon consummation of the Transaction. The New Munder Subadvisory Agreement is substantially the same as the Old Munder Subadvisory Agreement and the subadvisory fees under the New Munder Subadvisory

Agreement are the same as under the Old Munder Subadvisory Agreement. A discussion regarding the basis for the Board’s approval of the New Munder Subadvisory Agreement will be included in the Trust’s Annual Report dated December 31, 2006.

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